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                                                                    EXHIBIT 23.1


                          Independent Auditors' Consent


We consent to the incorporation by reference in this Registration Statement of STRATTEC SECURITY CORPORATION on Form S-8 of our reports dated July 30, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of STRATTEC SECURITY CORPORATION for the year ended June 30, 2002.


                                       DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin                   /s/ Deloitte & Touche LLP
February 14, 2003